Exhibit 77(Q)(1)

Exhibits

(a)(1)      Amendment No. 43 effective January 7, 2008 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust – Filed as an exhibit to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement filed on Form N-1A on April 25, 2008 and incorporated herein by reference.

(a)(2)      Amendment No. 44 effective January 31, 2008 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust – Filed as an exhibit to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement filed on Form N-1A on April 25, 2008 and incorporated herein by reference.

(a)(3)      Amendment No. 45 effective February 22, 2008 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust – Filed as an exhibit to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement filed on Form N-1A on April 25, 2008 and incorporated herein by reference.

(a)(4)       Amendment No. 46 effective March 27, 2008 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust – Filed as an exhibit to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement filed on Form N-1A on April 25, 2008 and incorporated herein by reference.

(a)(5)      Amendment No. 47 effective April 28, 2008 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust – Filed as an exhibit to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement filed on Form N-1A on April 25, 2008 and incorporated herein by reference.

(a)(6)      Amendment No. 48 effective April 28, 2008 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust – Filed herein.

(e)(1)      Sub-Advisory Agreement dated April 28, 2008 between ING Investors Trust, Directed Services, LLC and American Century Global Investment Management , Inc. regarding ING Multi-Manager International Small Cap Portfolio – Filed herein

(e)(2)      Amendment dated June 16, 2008 to the Sub-Advisory Agreement dated April 30, 2007 between  ING Investors Trust, Directed Services, LLC and BlackRock Financial Management, Inc. – Filed herein

(e)(3)      Amendment dated June 16, 2008 to the Sub-Advisory Agreement dated February 2, 2007 between ING Investors Trust, Directed Services, LLC and BlackRock Investment Management, LLC – Filed herein

(e)(4)      Amended Schedule A dated May 2008 to the Sub-Advisory Agreement dated January 3, 2006 between ING Investors Trust, Directed Services, LLC and ING Clarion Real Estate Securities, L.P. – Filed herein

(e)(5)      Sub-Advisory Agreement dated April 28, 2008 between ING Investors Trust, Directed Services, LLC and Goldman Sachs Asset Management, L.P. regarding ING Goldman Sachs Commodity Strategy Portfolio – Filed herein

(e)(6)      Amended Schedule A dated May 2008 to the Portfolio Management Agreement dated May 1, 2002 between ING Investors Trust, Directed Services, LLC and Morgan Stanley Investment Management Inc. d/b/a Van Kampen –  Filed herein.

(e)(7)      Second Amendment dated  April 1, 2008 to the Portfolio Management Agreement dated April 30, 2001 between ING Investors Trust, Directed Services, LLC and Pacific Investment Management LLC – Filed herein

(e)(8)      Amended Schedule A dated March 2008 to the Portfolio Management Agreement dated April 29, 2005 between ING Investors Trust, Directed Services LLC and Pioneer Investment Management, Inc. – Filed herein.

(e)(9)      Sub-Advisory Agreement dated April 28, 2008 between ING Investors Trust, Directed Services LLC and Schroder Investment Management North America Inc. –  Filed herein.

(e)(10)      Sub-Advisory Agreement dated April 28, 2008 between Directed Services LLC, Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited regarding ING International SmallCap Multi-Manager –  Filed herein.